SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective Prospectus for each of the listed funds:

Scudder EAFE Equity Index Fund
Scudder Equity 500 Index Fund
Scudder Small Cap Index Fund

On September 27, 2002, Deutsche Bank AG agreed to the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Corporation. Under this agreement, it is proposed that Deutsche Asset Management, Inc. would remain as investment advisor to each of the above-referenced funds and that Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, would become a sub-advisor to the funds, subject to Board and shareholder approval and satisfaction of certain other conditions, within three to six months.











October 1, 2002